Case No.: 97-02395PJW THRU 97-02401PJW                           ACCRUAL BASIS-1

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     for the month ending December 31, 1997

                                                     Document     Previously      Explanation
Required Attachments:                                Attached     Submitted       Attached
1.  Tax Receipts                                     (  x  )      (     )         (     )

2.  Bank Statements                                  (  x  )      (     )         (     )

3.  Most recently filed Income Tax Return            (     )      (  x  )         (     )

4.  Most recent Annual Financial Statements          (     )      (  x  )         (     )
    prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ A.B. Gordon, Jr.                               Chief Executive Officer
----------------------------------                 -----------------------
SIGNATURE OF RESPONSIBLE PARTY                              TITLE

A.B. Gordon, Jr.                                           2/3/98
----------------------------------                 -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE


PREPARER:

/s/ M.S. Nutt                                         Asst. Controller
----------------------------------                 -----------------------
SIGNATURE OF PREPARER                                       TITLE

M.S. Nutt                                                   2/3/98
----------------------------------                 -----------------------
PRINTED NAME OF PREPARER                                    DATE



  All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re: SA Telecommunications, Inc.                               Accrual Basis-2
Cases Nos.97-2395 (PJW) through 97-2401 (PJW)

                            COMPARATIVE BALANCE SHEET

                                                                                    4th Quarter
------------------------------------------------------------------------------------------------------------------
ASSETS                                                             Month                      Month
                                                                  11/30/97                   12/31/97
  1  Cash                                                    $            121,406        $          229,202
  2  Accounts Receivable (Net)                                          4,276,832                 4,091,441
  3  Inventory                                                            136,875                   136,875
  4  Notes Receivable
  5  Prepaid Expenses                                                     316,484                   287,089
  6  Other (Attach List)                                                  317,184                   317,184
  7  Total Current Assets                                               5,168,781                 5,061,791
------------------------------------------------------------------------------------------------------------------
  8  Property, Plant & Equipment                                       14,642,389                14,595,763
  9  Less:  Accumulated Depreciation/Depletion                          2,901,818                 3,018,734
 10  Net Property, Plant & Equipment                                   11,740,571                11,577,029
------------------------------------------------------------------------------------------------------------------
 11  Due From Affiliates & Insiders
 12  Intangibles (Attach List)                                         25,218,756                25,044,498
12a  Debt Issuance Cost                                                 2,212,362                 2,293,201
 13  Other (Attach List)                                                  263,125                   248,693
 14  Total Assets                                            $         44,603,595        $       44,225,212
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
 15  Accounts Payable                                                      18,370                   175,092
15a  Accrued Telecommunications Costs                                     667,878                 2,020,228
 16  Taxes Payable                                                        105,813                   150,155
16a  Accrued Taxes Payable
 17  Notes Payable                                                             --                        --
 18  Professional Fees
 19  Secured Debt                                                              --                        --
 20  Due to Affiliates & Insiders
 21  Other (Attach List)                                                  152,620                   294,967
 22  Total Postpetition Liabilities                                       944,681                 2,640,442
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
 23  Secured Debt                                                       8,227,915                 8,019,105
 24  Priority Debt (attach list)                                          624,551                   481,645
24a  Redeemable Preferred Stock                                         1,401,940                 1,401,940
 25  Unsecured Debt                                                    45,481,335                44,517,301
 26  Other (Attach List)
 27  Total Prepetition Liabilities                                     55,735,741                54,419,991
------------------------------------------------------------------------------------------------------------------
 28  Total Liabilities                                                 56,680,422                57,060,433
------------------------------------------------------------------------------------------------------------------
Equity
 29  Owner's Prepetition Equity                                       (11,788,256)              (11,788,256)
 30  Postpetition Cumulative Profit or (Loss)                            (288,571)               (1,046,965)
 31  Total Equity (Deficit)                                           (12,076,827)              (12,835,221)
------------------------------------------------------------------------------------------------------------------
 32  Total Liabilities & Owners' Equity                      $         44,603,595        $       44,225,212
------------------------------------------------------------------------------------------------------------------

In Re: SA Telecommunications, Inc.                               Accrual Basis-2
Case Nos. 97-2395 (PJW) through 97-2401 (PJW)

 6    Other Current Assets
      A/R-Jack Matz                                                        15,214                    15,214
      A/R Prarie Systems, Inc.                                             59,917                    59,917
      A/R Line Costs                                                       93,368                    93,368
      Long Distance Network N/R                                           148,685                   148,685
                                                               -------------------------- --------------------------
                                                                          317,184                   317,184
                                                               ========================== ==========================

12    Intangibles:
      Goodwill (net of amortization)                                   25,218,756                25,044,498
                                                                ========================== ==========================

13    Other Non-Current Assets
      Prepaid Employee Settlement (net)                                   240,953                   226,521
      Security Deposits                                                    22,172                    22,172
                                                                -------------------------- --------------------------
                                                                          263,125                   248,693
                                                                ========================== ==========================

21    Other Post-Petition Liabilities
      Accr Payroll/Payroll Taxes/Benefits                                 131,881                   206,336
      Accr Medical Ins                                                         --                    48,281
      Accr Property Taxes                                                  20,739                    40,350
                                                                -------------------------- --------------------------
                                                                          152,620                   294,967
                                                                ========================== ==========================

24    Priority Debt
      Accrued Payroll/Employee Benefits                                   100,674                     4,092
      Accrued Property Taxes                                              119,375                   119,375
      Accrued Sales Taxes                                                 404,502                   358,178
                                                                -------------------------- --------------------------
                                                                          624,551                   481,645
                                                                ========================== ==========================

Case Nos. 97-2395 (PJW) through 97-2401(PJW)                     Accrual Basis-3

                           SA Telecommunications, Inc.

                                INCOME STATEMENT

                                                                                    4th Quarter
------------------------------------------------------------------------------------------------------------------
                                                                        Month                     Month
                                                                    Nov. 20, 1997
                                                                       through
                                                                    Nov. 30, 1997               Dec., 1997
                                                             --------------------------  -------------------------
REVENUES
 1   Gross Revenues                                          $            948,594        $        2,168,289
 2   Less:  Returns & Discounts                                             3,831                    30,615
 3   Net Revenue                                             $            944,763        $        2,137,674
------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
 4   Beginning Inventory
 5   Add:  Purchases
 6   Less:  Ending Inventory
 7   Cost Of Goods Sold                                                   701,083                 1,611,391
 8   Gross Profit                                                         243,680                   526,283
------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
 9   Officer/Insider Compensation                                          32,724                    52,321
10   Direct Labor/Salaries                                                244,807                   368,226
11   Payroll Taxes                                                         15,776                    25,954
12   Rent & Lease Expense                                                  10,403                    56,611
13   Insurance                                                             16,288                    44,665
14   Depreciation/Amortization                                            144,748                   374,852
15   General & Administrative                                              55,305                   254,492
16   Other (Attach List)
17   Total Operating Expenses                                             520,051                 1,177,121
18   Operating Income                                        $           (276,371)       $         (650,838)
------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
19   Other Income (Attach List)
20   Other Expenses (Attach List)
21   Interest Expense                                                      (6,999)                  (78,909)
22   Other                                                                 (5,201)                  (28,647)
23   Net Other Income & Expenses                                          (12,200)                 (107,556)
------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
24   Professional Fees
25   U.S. Trustee Fees
26   Other (Attach List)
27   Total Reorganization Expenses                                              0                         0
28   Income Tax
------------------------------------------------------------------------------------------------------------------
29   NET PROFIT (LOSS)                                       $           (288,571)       $         (758,394)
------------------------------------------------------------------------------------------------------------------


Case Nos. 97-2395 (PJW) through 97-2401 (PJW)                 Accrual Basis - 4

CASH RECEIPTS AND DISBURSEMENTS

                                                                                                          TOTAL
                                                        TOTAL      TOTAL         TOTAL       TOTAL        SATEL
                      TOTAL SATEL     TOTAL SATEL       SATEL      SATEL         SATEL       SATEL        PETTY
                           A/P         MAIN OPER.        P/R      GREYROCK        MISC.     CD & NEC      CASH         TOTAL SATEL
                           ---         ----------        ---      --------        -----     --------      ----         -----------
1. BEG. BAL            102,136.55      106,528.66   (156,883.99)  61,473.69   (33,390.09)  41,387.41     4,878.85       126,131.08

2. CASH SALES               --              --            --          --           --          --           --               --

3. RECEIPTS             22,629.43    2,305,319.41         --      15,914.20        --          86.55        --        2,343,949.59

4. LOANS &
   ADVANCES                 --              --            --          --           --          --           --               --

5. SALE ASSETS              --              --            --          --           --          --           --               --

6. (OTHER)
   PAYDOWNS
   ON REVOLVER         852,827.98   (1,468,715.93)   505,673.81       --       65,830.00       --      (28,688.92)      (73,073.06)
                   --------------  --------------  ------------  ----------  -----------  ----------  -----------   --------------

7. TOTAL RECEIPTS      875,457.41      836,603.48    505,673.81   15,914.20    65,830.00       86.55   (28,688.92)    2,270,876.53

8. TOTAL CASH
   AVAIL.              977,593.96      943,132.14    348,789.82   77,387.89    32,439.91   41,473.96   (23,810.07)    2,397,007.61
                   ==============  ==============  ============  ==========  ===========  ==========  ===========   ==============

*DISBURSEMENTS      (1,186,903.82)    (602,000.00)  (312,178.62)  (6,480.02)  (60,243.03)      --           --       (2,167,805.49)
                   --------------  --------------  ------------  ----------  -----------  ----------  -----------   --------------

EOM BALANCE           (209,309.86)     341,132.14     36,611.20   70,907.87   (27,803.12)  41,473.96   (23,810.07)      229,202.12
                   ==============  ==============  ============  ==========  ===========  ==========  ============  ==============


*See attached detail of disbursements by check number, date, payee and amount.

Debtor:   SA Telecommunications, Inc. and Subsidiaries           Accrual Basis-5

Case No.  97-2395 through 97-2401

ACCOUNTS RECEIVABLE AGING

0 - 30 days old                                             $          3,378,727
31 - 60 days old                                                         799,111
61 - 90 days old                                                         429,735
91 + days old                                                          2,240,139

Total Accounts Receivable                                   $          6,847,712
Amount Considered Uncollectable                                        2,756,271

Account Receivable                                          $          4,091,441

AGING OF POSTPETITION ACCOUNTS PAYABLE

                                    0 - 30             31 - 60           61 - 90           91+
                                     DAYS                DAYS              DAYS           DAYS            TOTAL
                              ------------------- ------------------- --------------- -------------- ----------------
ACCOUNTS PAYABLE              $         175,092                                                      $      175,092
----------------------------- ------------------- ------------------- --------------- -------------- ----------------


STATUS OF POSTPETITION TAXES

                                       BEGINNING              AMOUNT                        ENDING
                                          TAX                WITHHELD        AMOUNT           TAX         DELINQUENT
                                       LIABILITY*           OR ACCRUED        PAID         LIABILITY         TAXES
                                       ----------           ----------        ----         ---------      ----------
FEDERAL
Withholding**                             18,354              42,951          55,696          5,609
FICA-Employee**                           10,384              18,649          27,483          1,550
FICA-Employer**                           10,384              18,649          27,483          1,550
Unemployment                                  77                 157             214             20
Income
Other (Attach List)

Total Federal Taxes                       39,199              80,406         110,876          8,729            -

STATE AND LOCAL
Withholding                                  155                -                 87             68
Sales                                     53,485              99,446          45,842        107,089
Excise
Unemployment                                 303                 590            -               893
Real Property
Personal Property
Other (Attach List)

Total State & Local                       53,943             100,036          45,929        108,050            -

Total Taxes                               93,142             180,442         156,805        116,779            -

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Case Nos. 97-02395PJW thru 97-02401PJW                         ACCRUAL BASIS - 6

                          SA TELECOMMUNICATIONS, INC.

BANK RECONCILIATIONS      Acct #1      Acct #2       Acct #3       Acct #4            Acct #5       Acct #6     Acct #7
                            USC          USC           USC           NEC                LDN           USC         USC
A.   Bank                 Compass      Compass       Compass       Various        Southwest Bank    Compass     Compass
B.   Acct #             701-8488-5   708-5277-2    708-5279-9      Various            9050078     712-0018-3   11-110098
C.   Purpose            A/P - Oper  Concentration    Payroll    Misc. Depository      Savings      Greyrock    Insurance
                        ----------  -------------    -------    ----------------      -------      --------    ---------
1. Balance per Bank
   Statement            147,407.21   308,905.70      1,451.64      17,653.81         3,901.10     38,528.20     38,774.29
2. + Deposits not
   credited
3. - Outstanding
   Checks              (260,432.95)        -       (19,007.74)          -                -             -       (64,492.83)
4. +/- Other
   Reconciling
   items               (146,274.18)   41,652.45     11,331.33           -                -             -        (3,396.70)
                       -----------   ----------    ----------      ---------         --------     ---------   -----------
5. Month End Balance
   per books.          (259,299.92)  350,558.15     (6,224.77)     17,653.81         3,901.10     38,528.20    (29,115.24)
                       ===========   ==========    ==========      =========         ========     =========    ==========

BANK RECONCILIATIONS   Acct #8         Acct #9
                         USC           AddTel
A.   Bank                n/a         Wells Fargo
B.   Acct #           Petty Cash      690018810
C.   Purpose           Accounts     Sales Tax Acct
                      ----------    --------------
1. Balance per Bank
   Statement            1,870.33       17,235.91
2. + Deposits not
   credited
3. - Outstanding
   Checks                   -          (8,855.47)
4. +/- Other
   Reconciling
   items                    -          (7,068.32)
                        --------       ---------
5. Month End Balance
   per books.           1,870.33        1,312.12
                        ========        ========

Cases Nos. 97-02395PJW                                         ACCRUAL BASIS - 6

                          SA TELECOMMUNICATIONS, INC.

BANK RECONCILIATIONS    Acct #10        Acct #11        Acct #12       Acct #13      Acct #14      Acct #15     Acct #16
                         AddTel          AddTel          AddTel         AddTel        AddTel        AddTel       AddTel
A.   Bank              Wells Fargo    Wells Fargo     Wells Fargo    Wells Fargo    Wells Fargo  Wells Fargo      n/a
B.   Acct #            0933 051211  1290-000025-000   4443-332515    4443-332762    0933 041063   934 041063
C.   Purpose              Sweep            CD           Greyrock   Returned Checks   Amtec/ZBA   Payroll/ZBA   Petty Cash
                          -----            --           --------   ---------------   ---------   -----------   ----------
1. Balance per Bank
   Statement            (3,764.85)      20,612.69      32,379.75           -              -            -        2,975.57
2. + Deposits not
   credited
3. - Outstanding
   Checks                    -                                                                         -
4. +/- Other
   Reconciling
   items                (5,551.16)                         (0.08)          -                      42,835.97
                        ----------      ---------      ---------       -------       -------      ---------     --------
5. Month End
   Balance per
   books                (9,316.01)      20,612.69      32,379.67           -             -        42,835.97     2,975.57
                        ==========      =========      =========       =======       =======      =========     ========

BANK RECONCILIATIONS   Acct #17      Acct #18
                       Uniquest      Uniquest
A.   Bank               Compass   Bank of America
B.   Acct #            711 9526 0   83130 00519
C.   Purpose              A/P         Payroll
                          ---         -------
1. Balance per Bank
   Statement           25,945.18       6,950.11
2. + Deposits not
   credited
3. - Outstanding
   Checks              (1,018.07)          -
4. +/- Other
   Reconciling
   items                                (488.53)
                       ---------        -------
5. Month End
   Balance per
   books               24,927.11       6,461.58
                       =========       ========

Case Nos. 97-02395 (PJW) thru 97-2401 (PJW)                      Accrual Basis-7

                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                    INSIDERS

                                                                                                    Cumulative
                                                                Type of             Amount            Unpaid
           Name                        Position                 Payment              Paid             Balance
--------------------------- -------------------------------- --------------- --------------------- --------------
1   Igor Mamantov               VP-Corp Development             Payroll      $         3,879.74
2   Dennis Lee Gundy            VP-Operations                   Payroll                6,243.62
3   Jeffery M. Petrie           VP-Telemarketing                Payroll                4,561.66
4   Windle R. Ewing             VP-Tariffs and Reg. Affair      Payroll                4,007.62
5   Thomas J. Brighi            VP-Telemarketing                Payroll                4,991.80
6   George M. Trevino           Controller                      Payroll                4,695.72
7   Kellie Watts                Asst. General Counsel           Payroll                4,498.32
8   Julie Judd                  HR Administrator                Payroll                1,593.04
9   Cheryl Leahy                Asst. Controller                Payroll                3,330.84
10  Chuck Leblo                                                 Payroll                5,934.72
                                Total Payments to Insiders                   $        43,737.08

                                  PROFESSIONALS

`                                                      Date of Court                                       Total
                                    Type of         Order Authorizing        Amount        Amount          Paid
                Name             Professional            Payment            Approved        Paid         To Date
       ----------------------- ------------------ ----------------------- ------------- ------------- ---------------
1
2               None                 None                  None               None          None
3
4
       Table Payments to
       Professionals

                          ADEQUATE PROTECTIONS PAYMENTS

                                  Selected Monthly              Amounts Paid              Total Unpaid
         Name of Creditor           Payments Due              During the Month           Post Petition
       ---------------------- -------------------------- --------------------------- -----------------------
1
2              None                     None                        None
3
4
               Total

97-02395PJW THRU 97-02401PJW                                     ACCRUAL BASIS-8

QUESTIONNAIRE                                                      YES        NO

1.       Have any assets been sold or transferred outside the                  X
         normal course of business this recording period?

2.       Have any funds been disbursed from any account other       X1
         than a debtor in possession account?

3.       Are any postpetition receivables (accounts,  notes                    X
         or loans) due from related parties?

4.       Have any payments been made on prepetition                 X2
         liabilities this reporting period?

5.       Have any postpetition loans been received by the           X3
         debtor from any party?

6.       Are any postpetition payroll taxes past due?                          X

7.       Are any postpetition state or federal income taxes                    X
         past due?

8.       Are any postpetition real estate taxes past due?                      X

9.       Are any other postpetition taxes past due?                            X

10.      Are any amounts owed to postpetition creditors past                   X
         due?

11.      Have any prepetition taxes been paid during the                       X
         reporting period?

12.      Are any wage payments past due?                                       X

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

1  Prepetition accounts retained during this period per Court Order
2  Only items (such as payroll and benefits) approved by Court Order
3  Only amounts per D.I.P. Financing Agreement approved by Court Order

INSURANCE                                                          YES        NO

1.       ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND           X
         OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?

2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?                     X

3.       PLEASE ITEMIZE POLICIES BELOW.

If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                               INSURANCE POLICIES

          TYPE OF                                                                              PAYMENT AMOUNT
           POLICY                       CARRIER                   PERIOD COVERED                 & FREQUENCY
----------------------------- ----------------------------- ---------------------------- ----------------------------
See attached schedule of
current policies.

Case Nos. 97-02395 (PJW) thru 97-2401 (PJW)                      Accrual Basis-9

                           SA Telecommunications, Inc.
                                and Subsidiaries

                                    Personnel

                                                            Full Time  Part Time
                                                              Total      Total

1.  Total number of employees at beginning of period           188         22
2.  Total number of employees hired during the period            -          -
3.  Number of employees terminated or resigned during the
    period                                                      20          4
4.  Total number of employees on payroll at end of period      168         18


                                Change of Address

          If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

          DATE OF CHANGE: ________________________________

          NEW ADDRESS: